Components Of Net Periodic Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 212	$ 184	$ 182
Interest cost	931	746	673
Expected return on plan assets	(1,141)	(980)	(740)
Amortization of prior service costs			102
Amortization of net (gain)/loss			(23)
Net periodic benefit (credit)/cost	$ 2	$ (50)	$ 194